Exhibit 10.D

                                COMMERCIAL LEASE
                                ----------------

1.   PARTIES

     Celtower Realty Trust under assignment of lease, 58 Medford Street, Arlington, Massachusetts 02474 hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 58 Medford Street, Arlington, Massachusetts :

          First floor with offices- containing approximately 1,800 square feet

3.   TERM

     The term of this lease shall be for one (1) year commencing on January 1, 2003 and ending on December 31, 2003.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The monthly rate is $2,500.00 commencing on January 1, 2003 through December 31, 2003 for a total of $30,000.00 for the 12 month period. Said sum shall be applied towards the purchase of 128,250 shares of Haber Inc. restricted common stock at a 10% discount from closing price on November 10, 2003 of $0.26 for an adjusted price of $0.234 per share

5.   UTILITIES

     The LESSOR shall pay for all utilities with the exception of any and all telephone expenses. The LESSEE shall be allowed to install a separate phone system in accordance with its business requirements.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of professional office uses. The LESSEE is solely responsible for all permits, licenses and the like required to operate its business.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on Medford Street, Arlington or at the LESSEE'S option, the LESSOR will provide an appropriate sign for a one time fee of $50.00.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be fled a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSOR's option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR's option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of LESSEE as herein provided; and LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18.  AUTHORITY OF CORPORATE AGENT

     If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

19.  ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 10th _day of November, 2003.



---------------------------------         ---------------------------------
Witness                                   LESSOR under assignment-Roseann Conti-



---------------------------------         ---------------------------------
Witness                                   LESSEE- Haber Inc.
                                          Title: CFO

                                COMMERCIAL LEASE
                                ----------------

1.   PARTIES

     Celtower Realty Trust under assignment of lease, 58 Medford Street, Arlington, Massachusetts 02474 hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 58 Medford Street, Arlington, Massachusetts :

          First floor with five offices - containing approximately 2,050 square feet

3.   TERM

     The term of this lease shall be for one (1) year commencing on January 1, 2004 and ending on December 31, 2004.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The monthly rate is $2,738.00 commencing on January 1, 2004 through December 31, 2004 for a total of $32,852.00 for the 12 month period. Said sum shall be applied towards the purchase of 203,922 shares of Haber Inc. restricted common stock at a 10% discount from closing price on May 28, 2004 of $0.179 for an adjusted price of $0.161 per share

5.   UTILITIES

     The LESSOR shall pay for all utilities with the exception of any and all telephone expenses. The LESSEE shall be allowed to install a separate phone system in accordance with its business requirements.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of professional office uses. The LESSEE is solely responsible for all permits, licenses and the like required to operate its business.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on Medford Street, Arlington or at the LESSEE'S option.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be fled a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSOR'S option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR's option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of LESSEE as herein provided; and LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18.  AUTHORITY OF CORPORATE AGENT

     If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

19.  ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this _____________________ day of ____________________, 2004.



---------------------------------          ---------------------------------
Witness                                    LESSOR under assignment-Roseann Conti
                                           Trustee of Celtower Realty Trust



---------------------------------          ---------------------------------
Witness                                    LESSEE- Haber Inc.
                                           Title: Treasurer

                                COMMERCIAL LEASE
                                ----------------

1.   PARTIES

     Celtower Realty Trust under assignment of lease, 58 Medford Street, Arlington, Massachusetts 02474 hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 58 Medford Street, Arlington, Massachusetts :

          First floor and second floor with six offices and basement, common space, business center w/ equipment use, conference room and storage area - containing approximately 3,650 square feet

3.   TERM

     The term of this lease shall be for one (1) year commencing on January 1, 2005 and ending on December 31, 2005.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The monthly rate is $4,826.21 commencing on January 1, 2005 through December 31, 2005 for a total of $57,914.57 for the 12 month period. Said sum shall be applied towards the purchase of 607,071 shares of Haber Inc. restricted common stock at a 10% discount from closing price on January 5, 2005 of $0.106 for an adjusted price of $0.0954 per share

5.   UTILITIES

     The LESSOR shall pay for all utilities with the exception of any and all telephone expenses. The LESSEE shall be allowed to install a separate phone system in accordance with its business requirements.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of professional office uses. The LESSEE is solely responsible for all permits, licenses and the like required to operate its business.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof, to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on Medford Street, Arlington or at the LESSEE'S option.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be fled a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSOR's option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR's option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of LESSEE as herein provided; and LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18.  AUTHORITY OF CORPORATE AGENT

     If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

19.  ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 5th day of January, 2005.



---------------------------------          ---------------------------------
Witness                                    LESSOR under assignment-Roseann Conti



---------------------------------          ---------------------------------
Witness                                    LESSEE- Haber Inc.
                                           Title: CFO

                                COMMERCIAL LEASE
                                ----------------

1.   PARTIES

     Celtower Realty Trust under assignment of lease, 58 Medford Street, Arlington, Massachusetts 02474 hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 58 Medford Street, Arlington, Massachusetts:

          First and second floors, with six offices, common space use of reception, business center and conference room - containing approximately 3,000 square feet

3.   TERM

     The term of this lease shall be for one (1) year commencing on January 1, 2006 and ending on December 31, 2006.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The monthly rate is $4,000.00 commencing on January 1, 2006 through December 31, 2006 for a total of $48,000.00 for the 12 month period. Said sum shall be applied towards the purchase of 506,667 shares of Haber Inc. restricted common stock at a 10% discount from closing price on January 5, 2006 of $0.10 for an adjusted price of $0.09 per share

5.   UTILITIES

     The LESSOR shall pay for all utilities with the exception of any and all telephone expenses. The LESSEE shall be allowed to install a separate phone system in accordance with its business requirements.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of professional office uses. The LESSEE is solely responsible for all permits, licenses and the like required to operate its business.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof, to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

     Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on Medford Street, Arlington or at the LESSEE'S option.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be fled a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSORS option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR's option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of LESSEE as herein provided; and LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18.  AUTHORITY OF CORPORATE AGENT

     If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

19.  ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 5th day of January, 2006.



---------------------------------         ---------------------------------
Witness                                   LESSOR under assignment-Roseann Conti-
                                          Trustee of Celtower Realty Trust



---------------------------------         ---------------------------------
Witness                                   LESSEE- Haber Inc.
                                          Title: CFO

                                COMMERCIAL LEASE
                                ----------------

1.   PARTIES

     Celtower Realty Trust under assignment of lease, 58 Medford Street, Arlington, Massachusetts 02474 hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 58 Medford Street, Arlington, Massachusetts:

          First and second floors, with six offices, common space use of reception, business center and conference room - containing approximately 3,000 square feet

3.   TERM

     The term of this lease shall be for one (1) year commencing on January 1, 2007 and ending on December 31, 2007.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The monthly rate is $4,000.00 commencing on January 1, 2007 through December 31, 2007 for a total of $48,000.00 for the 12 month period. Said sum shall be applied towards the purchase of 506,667 shares of Haber Inc. restricted common stock at a 10% discount from closing price on January 3, 2007 of $0.10 for an adjusted price of $0.09 per share

5.   UTILITIES

     The LESSOR shall pay for all utilities with the exception of any and all telephone expenses. The LESSEE shall be allowed to install a separate phone system in accordance with its business requirements.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of professional office uses. The LESSEE is solely responsible for all permits, licenses and the like required to operate its business.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof, to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on Medford Street, Arlington or at the LESSEE'S option.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be fled a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSOR's option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR'S option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of LESSEE as herein provided; and LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18.  AUTHORITY OF CORPORATE AGENT

     If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

19.  ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 3rd day of January, 2007.



---------------------------------         ---------------------------------
Witness                                   LESSOR under assignment-Roseann Conti-
                                          Trustee of Celtower Realty Trust



---------------------------------         ---------------------------------
Witness                                   LESSEE- Haber Inc.
                                          Title: CFO

                        TENANT AT WILL- COMMERCIAL LEASE
                        --------------------------------

1.   PARTIES

     Tim MacDonald Trustee of 3T Realty Trust of 87B New Salem Street, Unit 5, Wakefield, MA hereinafter referred to as LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Haber Inc. (a valid Delaware Corporation) of 2262 North US 1, Fort Pierce, FL 34946 hereinafter referred to as LESSEE, which expression shall include its successors, and assigns where the context so admits.

2.   PREMISES

     LESSEE hereby leases the following described premises in the building at 87B New Salem Street, Wakefield, Massachusetts 01880:

          Building 87B New Salem Street, Wakefield Industrial Bay with front parking +12 car parking - containing approximately 3,000 square feet. In addition, Lessee leases lab space in Unit 5 approx 250 sq ft

3.   TERM

     The term of this lease shall be for one (1) year commencing on August 15, 2006 and ending on February 15, 2008.

4.   RENT

     During the term of this Lease the LESSEE shall pay to the LESSOR a "base" rent, due on the first day of each month at the rate of:

     The base rent is $2,800/month; The tenant will pay 1/2 the taxes plus 1/2 the common fee estimated at $350/mo. In addition, Lessor leases lab space in Unit 5 for $350/mo under same terms. The total rent to be paid the Lessor is $3,500/mo

5.   UTILITIES

     The LESSEE shall pay for all its utilities.

6.   USE OF LEASED PREMISES

     The LESSEE shall only use the leased premises for the purposes of Laboratory and uses allowed under zoning.

7.   COMPLIANCE WITH LAWS

     The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Notwithstanding anything in this Lease to the contrary, LESSEE'S obligations to comply with the aforesaid laws, rules, orders, regulations and requirements shall be limited to those which are based upon the use of the Premises by the LESSEE for any purpose other than for which the Premises are leased hereunder and to those obligations imposed due to the particular use of the Premises by Tenant, as opposed to the use of office premises generally. Any requirements for repairs, improvements or replacements shall be complied with by LESSOR unless the condition necessitating the same was caused by LESSEE.

8.   ASSIGNMENT-SUBLEASING

     The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSORS prior written consent, such consent not to be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Notwithstanding anything contained herein to the contrary, LESSEE shall be entitled, without the consent of LESSOR and without triggering any right of LESSOR to terminate or cancel this Lease, to assign this Lease or any interest hereunder, or to sublet the Premises or any part hereof, to any subsidiary or affiliate of LESSEE. The term "affiliate" shall include any corporation or other entity, which controls, is controlled by, or is under common control with, LESSEE. LESSEE shall be entitled to sell insurance in the Premises for and in the name of any insurance subsidiary or affiliate of LESSEE. The sale or transfer of any or all of the common stock of LESSEE shall not be deemed an assignment or sublease, by operation of law or otherwise, within the meaning of this provision.

9.   SUBORDINATION

     This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Notwithstanding anything herein to the contrary, LESSOR agrees that the subordination of this Lease to any ground lease, mortgage, deed of trust or other hypothecation for security shall be subject and subordinate to LESSEE'S right to the continued quiet enjoyment of the Premises under the terms of this Lease so long as LESSEE is not in default under the terms of this Lease and during any applicable cure period or cure period following notice provided herein. No default by LESSOR under any such ground lease, mortgage, deed of trust or hypothecation shall affect LESSEE'S right hereunder so long as LESSEE is not in default under this Lease.

10.  REPAIRS AND MAINTENANCE

     LESSEE shall, at its cost and expense, keep the Premises, including the interior of any buildings erected thereon and facilities located therein, in good condition and repair, excepting reasonable wear and tear and damage by fire or other casualty covered by LESSEE'S fire and extended coverage insurance, excepting damages and expenses arising from the negligence of LESSOR or LESSOR'S agents, officers, employees, or invitees and shall, at his cost and expense maintain all portions of the Premises in a clean, safe, and orderly condition, free of unlawful obstructions. LESSOR covenant to make all structural repairs, including repairs to the foundation and supports, masonry walls, ceilings, floors, roof and replacement of or major repairs to the heating and cooling systems, electrical systems and the fuel tanks. LESSOR shall not be obligated to make or pay for any repairs to the Premises rendered necessary by the fault or negligence of the LESSEE or any of his servants, employees, agents, invitees or customers. The cost of said repairs to be borne solely by the LESSEE.

11.  SIGNAGE

     LESSEE shall be permitted to place a name plate, meeting zoning requirements, on marquis located in front of property on New Salem Street or at the LESSEE'S option.

12.  FIRE CASUALTY-EMINENT DOMAIN

     Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSORS may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSORS fail to give written notice within thirty (30) days of intention to restore leased premises; or

     (b) The LESSORS fail to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

13.  DISTRAINT; OTHER REMEDIES OF LESSOR AND LESSEE

     (a) If LESSEE defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, LESSOR may give to LESSEE notice of such default and if LESSEE does not cure any rent or additional rent default within five (5) days, or other default, within ten (10) days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such ten (10) days, if LESSEE does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), or if the LESSEE shall compound its debts, or make an assignment for the benefit of creditors, or if a receiver or trustee is applied for or appointed for the LESSEE, or if there be filed a petition in bankruptcy or insolvency, or for an arrangement for reorganization by or against the LESSEE, or if the LESSEE is adjudicated a bankrupt or is adjudged to be insolvent, or if there is advertised any sale of LESSEE'S property under process of law, or if the assets or property of the LESSEE in the Premises shall be attached or levied upon, then LESSOR may terminate this lease agreement on not less than three (3) days' notice to LESSEE, and on the date specified in said notice the term of this lease agreement shall terminate and LESSEE shall then quit and surrender the Leased Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided. If this lease agreement shall have been so terminated by LESSOR, LESSOR may at any time thereafter resume possession of the Premises by any lawful means and remove LESSEE or other occupants and their effects.

     (b) In any case where LESSOR has recovered possession of the Premises by reason of LESSEE'S default, LESSOR may at LESSOR's option occupy the Premises or cause the Leased Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Leased Premises or any part thereof as agent of LESSEE or otherwise, for a term or terms to expire prior to, at the same time as or subsequent to, the original expiration date of this lease agreement, at LESSOR's option, and receive the rent therefore, applying the same first to the payment of such expense as LESSOR may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of

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          performance of the other covenants of LESSEE as herein provided; and
          LESSEE agrees, whether or not LESSOR has relet, to pay the LESSOR damages equal to the rent and other sums herein agreed to be paid by LESSEE, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by LESSEE on the several rent days above specified. In reletting the Leased Premises as aforesaid, LESSOR may grant rent concessions, and LESSEE shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. The LESSEE shall not be entitled to any surplus accruing as a result of any reletting. If LESSOR elects pursuant hereto to occupy and use the Leased Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against LESSEE'S obligation for rent or damages as herein defined, during the term of said occupancy.

     (c) LESSOR shall not be in default under this Lease for thirty (30) days after written notice by LESSEE to LESSOR specifying the nature of LESSOR'S failure to perform; but LESSOR shall be in default thereafter if it fails to perform within said 30-day period as set forth in LESSOR'S notice. However, if the nature of the failure is such that more than thirty (30) days are required for performance, then LESSOR shall not be in default, if LESSOR commences performance within the said 30-day period and thereafter diligently proceeds to correct such failure.

14.  NOTICE

     Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE Haber Inc., 2262 North US 1, Fort Pierce, FL 34946. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, or sent by recognized overnight courier, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be made payable to and sent to Celtower Realty Trust, 58 Medford Street, Arlington, MA 02474.

15.  SURRENDER

     The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSORS the leased premises

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     and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at the LESSEE'S expense, or to retain same under LESSORS's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     Notwithstanding anything contained herein to the contrary, LESSEE shall not be required to remove any improvements or additions unless LESSOR expressly reserves the right to require such removal by written notice to LESSEE at the same time LESSOR consents to the making of such improvements or additions.

16.  INSURANCE

     The LESSEE agrees that it will at all times during the term of this lease, at its own expense, carry insurance on the leased premises from time to time on said premises against loss or damage by fire and lightening in the aggregate amount of contents.

17.  LEGAL JURISDICTION

     This Lease is made and delivered within the Commonwealth of Massachusetts and shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

18   ACKNOWLEDGEMENT OF TERMS

     This Lease sets forth the entire understanding between the parties hereto with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both parties hereto. LESSEE acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

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

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 1st day of August, 2006.



---------------------------------          ---------------------------------
Witness                                    LESSOR -Tim McDonald, Trustee of 3T
                                           Realty Trust



---------------------------------          ---------------------------------
Witness                                    LESSEE- Haber Inc.
                                           Title: President


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